Exhibit 10.1

FIRST AMENDMENT

TO

AMENDED AND RESTATED ADVISORY AGREEMENT

This First Amendment to Amended and Restated Advisory Agreement (this “Amendment”), is entered into as of October 25, 2022 by and between VineBrook Homes Trust, Inc. (the “Company”) and NexPoint Real Estate Advisors V, L.P. (the “Adviser”). All capitalized terms used herein and not otherwise defined have the respective meaning given to such terms in the Advisory Agreement (as defined below).

RECITALS

A.    The parties hereto previously entered into the Amended and Restated Advisory Agreement, dated May 4, 2020 (the “Advisory Agreement”).

B.    In accordance with Sections 13(b) and 20 of the Advisory Agreement, the parties hereto desire to amend certain provisions of the Advisory Agreement as set forth herein.

AGREEMENTS

Section 1. Amendment Provision. Section 13(b) of the Advisory Agreement is hereby amended and restated in its entirety to read as follows:

No provision of this Agreement may be amended, waived, discharged or terminated orally, but only by an instrument in writing meeting the requirements of Section 20. Notwithstanding the foregoing, a provision of this Agreement may be waived by an instrument in writing signed by the party against which enforcement of the waiver is sought. Any amendment of this Agreement shall be approved by either (i) the Company’s Board of Directors or (ii) a vote of the Company’s Stockholders.

Section 2. Annual Renewals. Section 13(a) of the Advisory Agreement is hereby amended and restated in its entirety to read as follows:

(a) Duration. This Agreement shall become effective on the date first set forth above. Unless terminated as herein provided, this Agreement shall remain in full force and effect until November 1, 2023 (the “Initial Term”). Subsequent to the Initial Term, this Agreement shall be deemed to be automatically renewed for successive additional one-year periods (each, an “Automatic Renewal Term”), unless the Company or the Adviser elects not to renew this Agreement in accordance with Section 13(c) below.

Section 3. Definitions. The definition of “Value Per Share” set forth in Section 1 of the Agreement is hereby amended and restated to read as follows:

“Value Per Share” means the most recent price paid for a Share in connection with an Offering or, if there is no current Offering, the last Net Asset Value calculated by the Company.

Section 4. Miscellaneous.

(a)    Effect of Amendment. This Amendment is limited as specified herein and shall not constitute a modification, amendment or waiver of any other provision of the Advisory Agreement. Except as specifically amended by this Amendment, all other provisions of the Advisory Agreement are hereby ratified and remain in full force and effect.

(b)    Single Document. From and after the date hereof, all references to the Advisory Agreement shall be deemed to be references to the Advisory Agreement as amended by this Amendment.

(c)    Severability. In the event that any provision of this Amendment or the application of any provision of this Amendment is declared to be invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Amendment shall not be affected.

(d)    Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

(e)    Headings. The headings in this Amendment are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof.

(f)    Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed and delivered this FIRST AMENDMENT TO AMENDED AND RESTATED ADVISORY AGREEMENT as of the date first written above.

VINEBROOK HOMES TRUST, INC.

By:	/s/ Brian Mitts
Name:	Brian Mitts
Title:	Interim President, Chief Financial
Officer, Assistant Secretary and
Treasurer

NexPoint Real Estate Advisors V, L.P.

By:	NexPoint Real Estate Advisors
GP, LLC, its general partner

By:	NexPoint Advisors, L.P., its sole
member

By:	NexPoint Advisors GP, LLC, its
general partner

By:	/s/ James Dondero
Name:	James Dondero
Title:	President

[Signature Page to First Amendment to Advisory Agreement]